Ultra Series Fund

Supplement Dated October 2, 2009 to the Prospectus

This Supplement dated October 2, 2009 amends the Prospectus of Ultra Series Fund dated May 1, 2009, as supplemented May 1, 2009, July 1, 2009 and September 30, 2009. Please keep this Supplement with your records.

Target Allocation and Target Date Funds

Pages 1, 4, 7, 37, 40 and 43: Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (“Target Allocation Funds”), and Target Retirement 2020, Target Retirement 2030 and Target Retirement 2040 Funds (“Target Date Funds”) – Change in Portfolio Management Team

Effective September 30, 2009, David Hottmann replaced Scott Opsal as co-portfolio manager of the fund. Mr. Hottmann joined Madison Asset Management, LLC as a senior member of the firm’s asset allocation team in September 2009.  Prior to joining the firm, Mr. Hottmann was the chief investment officer at ACS Johnson Investment Advisors, his employer since 1999.  Mr. Hottmann is a Chartered Financial Analyst (CFA) and a Certified Public Accountant (CPA).  He is a graduate of the University of Wisconsin-Madison.

The fourth sentence of the first paragraph describing the Principal Investment Strategies of the Target Allocation Funds (on pages 1, 4 and 7) is revised to read as follows:

"Underlying funds in which the fund invests may include underlying funds advised by Madison Asset Management, LLC and any other affiliate of Madison Investment Advisors, Inc. (the “affiliated underlying funds”), namely the fund groups known as MEMBERS Mutual Funds and Madison Mosaic Funds."

The first sentence of the fourth paragraph describing the Principal Investment Strategies of the Target Date Funds (on pages 37, 40 and 43) is revised to read as follows:

"Underlying funds in which the fund invests may include underlying funds advised by Madison Asset Management, LLC and any other affiliate of Madison Investment Advisors, Inc. (the “affiliated underlying funds”), namely the fund groups known as MEMBERS Mutual Funds and Madison Mosaic Funds, or unaffiliated underlying funds, including exchange traded funds (“ETFs”)."

Page 54: Portfolio Management: Target Allocation Funds and Target Date Funds

All other references to Mr. Opsal contained in this section of the Prospectus relating to the Target Allocation Funds and the Target Date Funds are replaced with Mr. Hottmann.

Pages 46 and 47: Waiver of Management Fees for Target Date Funds

Effective October 1, 2009, Madison Asset Management, LLC, the adviser to the funds, has determined to voluntarily waive a portion of its management fee such that instead of each fund paying management fees at the annual rate of 0.40% of the fund’s average daily net assets, each fund will pay 0.20% in management fees. This fee waiver is voluntarily on the part of MAM and may be discontinued at any time.

Page 47: Class II Shares No Longer Being Offered in Target Date Funds

Effective immediately, Class II shares of the Target Date Funds will no longer be available for purchase.

Large Cap Value Fund

Page 19: Large Cap Value Fund – Change in Portfolio Management Team

Effective September 30, 2009, Scott Opsal is no longer serving as a co-portfolio manager of the fund. Instead, John Brown will be the sole portfolio manger for the fund.

Page 54: Portfolio Management: Large Cap Value Fund

All other references to Mr. Opsal contained in this section of the Prospectus relating to the Large Cap Value Fund are deleted.

Small Cap Growth Fund

Effective November 30, 2009, the subadviser for the Small Cap Growth Fund will be changed from Paradigm Asset Management Co., LLC to Wellington Management Company (“Wellington”). Shareholders of the Small Cap Growth Fund will receive an information statement in the mail within 90 days after November 30th explaining more about this change and providing details regarding Wellington.